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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 14, 2005


                  The Smith & Wollensky Restaurant Group, Inc.
             (Exact name of registrant as specified in its charter)




            Delaware                      001-16505             58-2350980
(State or other jurisdiction of       (Commission File         (IRS Employer
         incorporation)                   Number)            Identification No.)

               1114 First Avenue                                10021
               New York, New York                            (Zip Code)
    (Address of principal executive offices)

                                 (212) 838-2061
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              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01         Entry Into a Material Definitive Agreement

On July 14, 2005, the Compensation Committee of the Board of Directors of The Smith & Wollensky Restaurant Group, Inc. (the "Company") approved issuances of options to purchase 3,000 shares of Common Stock of the Company at an exercise price of $6.12 per share to each of Jacob Berman, Richard A. Mandell and Robert
D. Villency, directors of the Company. The options vest in five equal installments on July 14, 2006, 2007, 2008, 2009 and 2010 and have a ten year term.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective July 18, 2005, Stephen K. Ottmann, 50, became the Executive Vice President - Operations and Chief Operating Officer of the Company. Mr. Ottmann's compensation will include a base salary of $300,000 per year, an incentive bonus to be determined and customary employee benefits. In addition, Mr. Ottmann received options to purchase 75,000 shares of Common Stock of the Company at an exercise price of $6.12 per share. The options vest in five equal installments on July 18, 2006, 2007, 2008, 2009 and 2010 and have a ten year term.

Mr. Ottmann's prior experience includes 25 years with Lettuce Entertain You Enterprises ("LEYE"), culminating in his acting as LEYE's Chief Executive Officer from 1999-2002. LEYE was a group of 60 restaurants, with 38 different concepts headquartered in Chicago, Illinois. During his tenure with LEYE, Mr. Ottmann worked with industry legend Richard Melman. From 2002-2004, Mr. Ottmann served as President of Inspired Mexican Cuisine, Inc., a Chicago, Illinois based concept opening units in the Chicago, Illinois area.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                The Smith & Wollensky Restaurant Group, Inc.


                                By:  /s/ Alan M. Mandel
                                     -------------------------------------------
                                     Alan M. Mandel
                                     Chief Financial Officer, Executive Vice
                                     President of Finance, Treasurer and
                                     Secretary


Date:   July 19, 2005